PREPAYMENTS, NET (Details) - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Prepayments Net
Prepayments	$ 61,370	$ 628,810
Prepaid research and development expenses	2,495,570	1,704,812
Promotion fee	1,742,606	955,246
Other	25,568	219,727
Total prepayments, net	4,325,114	3,508,595
Prepayments - current	3,198,079	3,290,993
Prepayments - non-current	10,353,273	10,288,302
Allowance for doubtful accounts - current	1,368,535	1,487,210
Allowance for doubtful accounts -non-current	$ (7,857,703)	$ (8,583,490)